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                       SUPPLEMENT DATED FEBRUARY 28, 1997
                   to the Prospectus dated December 31, 1996
                        as amended January 24, 1997 for:

                                SCHWAB 1000 FUND

As part of a commitment to low-cost investing, the Investment Manager and Schwab have lowered their guarantee on the Schwab 1000 Fund's operating expenses. The Investment Manager and Schwab guarantee that the total operating expense ratio for the Schwab 1000 Fund will not exceed 0.46% of the Fund's average daily net assets through at least Feburary 29, 2000.